united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	9/30

Date of reporting period:	03/31/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (800) 470-1029. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Fund Adviser:

Pekin Hardy Strauss, Inc.
161 N. Clark Street, Suite 2200
Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

April 27, 2020

Dear Shareholders,

“There are decades where nothing happens,
and there are weeks when decades happen.”

– Vladimir Ilyich Lenin

Out of seemingly nowhere, the world is engaged in one of the most significant crisis since World War II. First and foremost, this is both a health crisis and a humanitarian crisis, with the estimated number of expected deaths from the coronavirus ranging from 50,000 to 200,000 just in the United States. Needless to say, some things are more important than the financial markets, such as your health, the health of your loved ones, and the health of the community at large. We are grateful for our healthcare workers, who are taking significant risks to help others, and to all of the other people who continue to work to provide essential products and services to the general public. We are also concerned about the economic damage caused by the worldwide shutdown and hopeful that the pandemic dissipates sooner rather than later so that everyone can begin to return to their pre-crisis lives.

The shutdown, while saving many lives, has resulted in a sudden stop of the global economy, with devastating results on the cash flows and balance sheets of individuals, corporations, and governments alike. Even more concerning, the global economy entered this crisis entirely unprepared, with record levels of debt. An enormous and sudden cash flow shortfall combined with record indebtedness is a certain recipe for a debt deflation and depression without government interference. And, sure enough, to make sure a depression doesn’t happen, the United States and other countries are embarking upon a level of economic and market intervention that is unprecedented in the West. For now, it may not be enough, given the deflationary forces surging through the economy; stock prices are lower, commodity prices have crashed, small businesses have been shuttered, unemployment is skyrocketing, and bankruptcies are rising.

Without a doubt, the U.S. government will unroll further interventions to arrest the deflationary forces unleashed by the shutdown until the current deflation wave morphs into inflation, and quite possibly a high level of inflation. With the newly signed CARES Act, the U.S. government is embarking upon

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“helicopter drops” of money as famously described by Ben Bernanke in the 2002 anti-deflation speech that helped to earn him his job as Chairman of the Federal Reserve several years later:

In practice, the effectiveness of anti-deflation policy could be significantly enhanced by cooperation between the monetary and fiscal authorities. A broad-based tax cut [not just for the wealthy], for example, accommodated by a program of open-market purchases to alleviate any tendency for interest rates to increase, would almost certainly be an effective stimulant to consumption and hence to prices.

Through the CARES Act, the U.S. government is distributing money broadly to U.S. citizens through a combination of tax cuts, outright payments, and forgivable loans, and financing it through open-market purchases on the part of the Federal Reserve. Although the CARES Act will be injecting more than $2 trillion into the U.S. economy, we suspect that the CARES Act may be just the first in a series of helicopter drops.

We will be referencing this famous Ben Bernanke speech, titled “Deflation: Making Sure ‘It’ Doesn’t Happen Here,” multiple times in this letter. It is a speech worth reading because it represents the full playbook of how policymakers are attempting to combat the current asset deflation. Also, while analyzing the economic and financial implications of new legislation in this note, we want to make clear that we hesitate to second-guess either Congress or the Federal Reserve for the actions currently being taken. It makes enormous sense to provide financial assistance as quickly as possible to businesses that have closed or to employees who have lost their job as a result of the shutdown.

As a result of the coronavirus shutdown and the fiscal and monetary response, an epic battle is taking place between the forces of deflation and inflation. The current deflationary wave is powered by the likely-to-be worst fundamental economic data since the Great Depression and a record level of debt. The future inflation will be driven by accelerating fiscal deficits, a soaring U.S. debt level that will need to be managed by inflating it away, and a Federal Reserve with unlimited printing power. Ultimately, we expect inflation to win this tug of war because policymakers are limited only by their willingness to print and spend money and because, given the amount of debt soon to be outstanding, they will have no other alternative. However, we do not know if inflation’s eventual victory will occur in two months

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or two years. It is impossible to forecast the independent variables, such as the length of the shutdown, policy decisions, and the willingness of economic participants to hold onto fiat currencies that are being diluted aggressively.

With that backdrop, we want to share with you our current thinking across several different asset classes.

1.	Gold

In Ben Bernanke’s anti-deflation speech, he referenced a historical event in 1933 which marked an important turning point for gold and for the economy in the Great Depression:

A striking example [of an effective weapon against deflation] from U.S. history is Franklin Roosevelt’s 40 percent devaluation of the dollar against gold in 1933-34, enforced by a program of gold purchases and domestic money creation. The devaluation and the rapid increase in money supply it permitted ended the U.S. deflation remarkably quickly.

Gold, in the current monetary era, has not been purchased by the Federal Reserve, but it has been purchased aggressively by other central banks ever since the Financial Crisis. Since 2014, in particular, central banks have refrained from accumulating U.S. Treasuries, choosing to buy gold instead. That the United States has not purchased gold yet is largely due to its desire (so far) to uphold the dollar’s role as the world’s reserve currency.

The Dutch central bank (DNB), on its webpage, explains why it owns gold:

Shares, bonds and other securities are not without risk, and prices can go down. But a bar of gold retains its value, even in times of crisis. That is why central banks, including DNB, have traditionally held considerable amounts of gold. Gold is the perfect piggy bank – it’s the anchor of trust for the financial system. If the system collapses, the gold stock can serve as a basis to build it up again.

During the coronavirus crisis, gold has performed relatively well. In any other currency besides the U.S. dollar, gold’s recent performance has been nothing short of spectacular. As policymakers combat deflation today, we do not know whether gold’s price will increase suddenly, through an explicit devaluation akin to what President Roosevelt did in

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1933, or gradually, as a result of lower interest rates and increased deficit spending. Regardless of the precise policy path taken, we continue to view gold as a wealth asset unlike any other financial asset.

2.	U.S. Dollars (cash)

Cash has outperformed all asset classes besides gold during the current coronavirus pandemic. In a deflation, cash is king. Everybody is scrambling to obtain dollars, especially people and companies who are experiencing cash flow or balance sheet problems. U.S. policymakers understand this, which is why Congress is preparing to helicopter drop trillions of dollars to taxpayers and small businesses, and it is also why the Federal Reserve is printing billions of dollars to fund that spending while also purchasing U.S. Treasuries, corporate bonds, municipal bonds, and mortgage-backed securities to keep their debt service costs low.

The CARES Act, passed at the end of March 2020, perfectly matches Ben Bernanke’s description of an effective stimulant to prices (and inflation). That it hasn’t yet caused inflation is either because it’s too early, in that the money hasn’t arrived yet and can’t be spent, or because it’s not enough, in which case far more money will likely be provided soon. When the CARES Act and other acts yet to be passed convert deflation into inflation sooner or later, the inclination of people and companies to hold cash will reverse along with the dollar’s ability to maintain its value.

3.	Long-Term U.S. Treasuries

As we write this letter, 30-year U.S. Treasuries offer a yield-to-maturity of 1.23%. One of the reasons that the yield is so low is that, in March, the Federal Reserve began buying U.S. Treasuries, including long-term U.S. Treasuries, to combat deflation, to finance U.S. deficit spending, and keep U.S. government borrowing costs low. Ben Bernanke suggests exactly this remedy in his deflation speech:

Lower rates over the maturity spectrum of public (and private) securities should strengthen aggregate demand in the usual ways and thus help to end deflation… Historical experience tends to support the proposition that a sufficiently determined Fed can peg or cap Treasury bond prices and yields at other than the shortest maturities.

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With a yield-to-maturity of 1.23%, investors are hardly being compensated for the potential inflation that the U.S. government might be creating with its stimulus programs. If the average inflation rate over the next 30 years is anything above 1.23%, which seems highly likely, U.S. Treasuries would generate a negative inflation-adjusted return for investors.

4.	Corporate Bonds

During the recent crash, credit spreads increased considerably, and corporations were momentarily unable to issue debt at a reasonable interest rate. This development, while rare, commonly occurs during waves of severe financial dislocation. Unfortunately, too many corporations are in a similar position to the U.S. government in that they have excessive debt on their balance sheets and therefore require low interest rates to avoid defaulting on their financial obligations.

Ben Bernanke offered a solution to this problem in his deflation speech:

Therefore a second policy option...for the Fed to offer fixed-term loans to banks at low or zero interest, with a wide range of private assets (including, among others, corporate bonds, commercial paper, bank loans, and mortgages) deemed eligible as collateral. For example, the Fed might make 90-day or 180-day zero-interest loans to banks, taking corporate commercial paper of the same maturity as collateral. Pursued aggressively, such a program could significantly reduce liquidity and term premiums on the assets used as collateral. Reductions in these premiums would lower the cost of capital both to banks and the nonbank private sector, over and above the beneficial effect already conferred by lower interest rates on government securities.

In order to place a cap on corporate borrowing costs and reduce the risk of widespread corporate defaults, the Federal Reserve began purchasing investment-grade corporate bonds last month for the first time in history. Almost immediately after this announcement, corporate bond prices increased while corporate bonds spreads compressed. We expect the Federal Reserve will continue to cap corporate borrowing costs for the foreseeable future, limiting the interest rate that investors in corporate bonds might receive.

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5.	Stocks

We already shared a passage concerning the 1933 gold devaluation, but there is also an end to Ben Bernanke’s story:

[After the gold devaluation,] the economy grew strongly, and by the way, 1934 was one of the best years of the century for the stock market. If nothing else, the episode illustrates that monetary actions can have powerful effects on the economy, even when the nominal interest rate is at or near zero, as was the case at the time of Roosevelt’s devaluation.

We agree with Ben Bernanke in that monetary actions can have powerful effects on the economy. For now, the CARES Act along with monetary stimulus has arrested the decline in the stock market. With that said, volatility and valuations remain very high, and bear markets do not typically end quickly. Historically, bear markets end after a period of revulsion towards the stock market, when all hope is lost and there is a feeling of capitulation. To date, we have experienced panic and forced liquidations, but the abrupt reversal of the stock market along with elevated valuations do not fit the historical pattern of the end of bear markets.

At all times, we believe it is important to maintain a high level of investment standards. We aim to buy strong companies inexpensively and take advantage of mispricings. But there are also good reasons to proceed with prudence and discipline:

●	Quickly deteriorating economic fundamentals:

The level of uncertainty is currently extremely high and exceeds that of the 2008/2009 Financial Crisis. While stocks have declined in price, most declines have matched deteriorating fundamentals and intrinsic values, in our view. A share price decline alone does not necessarily mean that a stock is cheap.

●	Overvaluation:

U.S. stocks are not as excessively overvalued as they were at the beginning of the pandemic, but they are still quite overvalued. At the end of March 2020, the Cyclically Adjusted P/E (CAPE) ratio as pioneered by the economist, Robert Schiller, was at 23x, still within the most expensive quintile compared to history.

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●	Wide range of intrinsic values:

Companies that are having “temporary problems” due to coronavirus-related disruption are not just experiencing revenue softness; in some cases, companies are experiencing 70% or more revenue declines while the global economy remains closed. We are finding ourselves performing a balance sheet analysis that we have never done before when we attempt to answer the question, “How many months can this company survive with zero revenues?” This same phenomenon also creates wide ranges of potential intrinsic values.

We are navigating the current environment as we navigate any situation, with caution and patience. We are being humble about our ability to predict the trajectory of the coronavirus spread or future policy decisions. We are researching companies that we would like to buy at the right price, even if that price hasn’t been reached yet. And we continue to have a large allocation to small-cap stocks and to foreign stocks because such stocks are more likely to be undervalued.

We suspect, by the time this bear market ends, we will have plenty of opportunities to buy additional great companies at great prices. And, if inflationary forces start to accelerate, stocks should serve to protect the real value of your invested capital far better than bonds.

6.	Commercial Real Estate

The coronavirus shutdown is creating difficult circumstances for some real estate investors. Businesses and consumers across the country are asking for rent waivers and rent deferrals because tenants, in turn, are having their own cash flow problems. For real estate investors with too much leverage, this could become a big problem. WeWork, for example, once valued at $47 billion, seems headed for a debt default, as do numerous investors who purchased multiple Airbnb rental properties with excessive leverage.

For long-term investors who do not have too much leverage and can survive the current shutdown, commercial real estate could provide some inflation protection, and opportunities to buy distressed properties later this year are likely to arise. Appleseed Fund currently has an investment in Jones Lang LaSalle (JLL), but our current exposure to real estate equity is limited.

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7.	Commodities

Unlike gold, most commodities have declined significantly in price over the past 60 days due mainly to an enormous and rapid decline in aggregate demand. Oil, in particular, has captured much attention, as Russia and Saudi Arabia are attempting to capture additional market share (perhaps by severely injuring highly leveraged U.S. shale producers) rather than reduce supply. At the same time, demand for oil has fallen off a cliff. Marginal commodity producers are declaring bankruptcy, while almost all commodity producers are curtailing capital expenditures significantly.

The financial system is currently having such difficulties not because of the coronavirus per se, in our view, but because the Federal Reserve and other central banks kept interest rates too low for too long over the last two decades, allowing governments, corporations, and consumers to build up unsustainable debts. At the end of 2019, global debt exceeded $255 trillion, representing 322% of global GDP, which was forty percentage points higher than at the onset of the 2008 financial crisis. According to the Institute of International Finance, if net government borrowing doubles from 2019 levels, which is likely to happen, and there is a 3% nominal decline in global GDP, global debt will increase from 322% of GDP to 342% in 2020.

*****

Appleseed Performance and Portfolio Changes

During the first three months of 2020, Appleseed Fund Investor shares generated a -33.48% total return, behind the -21.05% return of the MSCI World Index. During the six month period ending on March 31st, 2020, Appleseed Fund Investor shares generated a -25.51% total return, behind the -14.30% return of the MSCI Index. Our relative underperformance during both periods was driven mainly by broader market trends; momentum and growth stocks greatly outperformed value stocks during Q1, while large-cap stocks significantly outperformed small-cap stocks.

Appleseed’s top performance detractors during the quarter included Spirit Airlines (SAVE), Air Lease (AL), and Mosaic Company (MOS). Spirit Airlines and Air Lease declined sharply during the quarter due to the negative revenues and earnings impact that the coronavirus will have. Intrinsic values for both companies have declined during the past ninety days, but the prices of their

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shares have declined by much more. We believe both companies will survive the current storm and come back stronger when the economy reopens. Neither company destroyed value by buying back shares to enrich management, and both companies are taking prudent actions to improve their liquidity positions.

Mosaic Company shares declined due to a decline in agricultural commodity prices and an increase in corporate bond spreads. When the current wave of deflation turns into inflation, we expect Mosaic Company will benefit from increased earnings and, eventually, an increased share price.

The top equity contributors to Appleseed Fund’s performance this quarter only became contributors because we sold before the crash, which is what we did with ASM Pacific Technology Ltd. (522-HK), or we bought after the crash, which is what we did with Alphabet (GOOGL) and Evercore (EVR). During the quarter, we initiated long equity positions in Evercore, Urovant (UROV), Ituran (ITRN), Alphabet, and TPI Composites (TPIC).

Based in Scottsdale, AZ, TPIC produces composite blades for wind energy turbines with 14% global market share. TPIC is the only global contract manufacturer of large-scale industrial composite components outside of China. Customers use TPIC for technological know-how, increased cost efficiency as compared to internal production, the flexibility of outsourced production, and the ability to produce for end customers across the globe.

TPI Composite’s top-line revenues have compounded at a 35% clip for the past five years, and EBITDA has grown at a 41% CAGR over the same period. The Company experienced a tough year in 2019, which was a year in which revenues spiked but profitability declined due to three issues.

1.

Manufacturing transitions impacted their ability to translate that growth in profits; customers were aggressively increasing the length of the blades at a faster pace to reduce their cost of energy further.

2.	Senvion, who was a 4% customer for TPIC, went bankrupt; TPIC was able to sell the blades to the end customer at a small impact to profitability.

3.	TPIC’s employees in Matamoros, Mexico, went on strike, along with every factory worker in every industry in Matamoros. Production stopped for nearly three weeks, which impacted profitability in Q1.

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Wind power’s cost of energy has become competitive with traditional fossil fuels without assistance from government subsidies. However, recent drops in energy prices make fossil fuel more competitive with wind energy, but that trend is unlikely to remain in place over the long-term. Less traditional production activity will cause oil and natural gas prices to rise eventually. Plus, given all the liquidity provided by the Federal Reserve and deficit spending on the part of the Federal government, in our view, the dollar is likely to weaken, resulting in higher energy prices.

Beyond cost competitiveness, most nations are recognizing the impact of global warming and are likely to continue to search for ways to alleviate their dependence on greenhouse gas-emitting energy sources. That inures to continued increased demand for wind energy. Ex-China, the wind energy market is forecasted to grow over 8%/year, with outsourcing trends magnifying this tailwind for suppliers.

As a provider of energy infrastructure, TPIC is an essential producer in the United States and should be able to continue producing wind blades. Its operations in India, Mexico, and Turkey are likely to stay open for the same reasons. Notably, with production facilities in China, TPIC has already gone through the process of what is necessary to operate safely to minimize the risk of coronavirus spreading. It also has gone through the process of reopening closed plants in China and has ramped up production. The impact of the coronavirus on Chinese operations appear to be minimal.

During the most recent quarter, we sold Appleseed Fund’s position in Criteo (CRTO), Sina (SINA), Coherent (COHR), and ASM Pacific. We sold our position in Criteo after Alphabet announced that it planned to phase out cookies from its Chrome browser. This policy change impacted Criteo’s intrinsic value significantly, and we chose to sell Appleseed Fund’s shares before the price reflected it. We sold our Sina Corporation to buy shares of its subsidiary, Weibo, which is where most of Sina’s intrinsic value resides. Finally, we sold our positions in ASM Pacific and Coherent because their share prices exceeded our estimates of intrinsic value. We generated a satisfactory return with both of these investments.

*******

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We appreciate having the opportunity to manage your long-term investment with Appleseed Fund. It is deeply meaningful for us to have the privilege to invest on your behalf; we take our responsibilities as a steward of your capital very seriously.

Sincerely,

Joshua Strauss, CFA

William Pekin, CFA

Adam Strauss, CFA

Shaun Roach, CFA

As of 03/31/2020, the Fund’s Top Ten Holdings can be found at: www.appleseedfund.com.

The S&P 500 Index is a widely recognized, unmanaged group of stocks that is representative of a broad market. The index provides returns in U.S. dollars, assumes reinvestment of all distributions, and does not reflect the deduction of taxes and fees. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Russell 2000 Value Index is a widely recognized unmanaged index that measures the performance of the small-cap value segment of the US equity universe. These indices provide total returns in U.S. dollars with net dividends reinvested. These index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. These index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in these indices, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

The Cyclically Adjusted P/E Ratio (CAPE) is a valutation measure usually applied to the S&P 500 equity market. It is price divided by the average of ten years of earnings, adjusted for inflation. EBITDA (earnings before interest, taxes, depreciation and amortization) is a measure of company profitability. CAGR (compound annual growth rate) is the rate of return that would be required for an investment to grow from its beginning balance to its ending balance. ROIC (return on invested capital) is a profitability ratio that aims to measure the percentage return that a company earns on invested capital. EPS (earnings per share) is the monetary value of earnings per outstanding share of common stock for a company.

Investments in international markets present special risks, including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation, and differences in auditing or other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

Small and Mid-Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Diversification does not ensure a profit or guarantee against loss.

Investments in commodities such as gold may be affected by overall market movements, changes in

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interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Ultimus Fund Distributors, LLC (Member FINRA).

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (for the periods ended March 31, 2020)
	Six Months	One Year	Five Year	Ten Year	Since Inception (12/08/06)	Since Inception (1/31/11)
Appleseed Fund
Investor Class	-25.51%	-26.91%	-3.20%	1.38%	3.23%	N/A
Institutional Class	-25.50%	-26.84%	-3.02%	N/A	N/A	1.73%
MSCI World Index(b)	-21.05%	-10.39%	3.25%	6.57%	3.86%	6.01%

					Expense Ratios (c)
					Investor Class	Institutional Class
Gross					1.47%	1.22%
With Applicable Waivers					1.25%	1.06%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 470-1029.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for less than one year are not annualized.

(b)

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.11%, are from the Fund’s prospectus dated January 28, 2020. Pekin Hardy Strauss, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but

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INVESTMENT RESULTS – continued (Unaudited)

only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of March 31, 2020 can be found on the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (800) 470-1029.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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FUND HOLDINGS – (Unaudited)

Appleseed Fund Holdings as of March 31, 2020(a)

(a)	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

15

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) March 31, 2020
Common Stocks — 89.71%	Shares	Fair Value
Brazil — 0.58%
Industrials — 0.58%
Embraer S.A. - ADR(a)	75,000	$555,000
Total Brazil		555,000
Cayman Islands — 4.14%
Communication Services — 4.14%
Weibo Corporation - ADR(a)	120,000	3,973,200
Total Cayman Islands		3,973,200
France — 4.72%
Transportation — 4.72%
Bollore SA	1,640,000	4,536,478
Total France		4,536,478
Germany — 1.58%
Consumer Discretionary — 1.58%
Continental AG	21,000	1,518,415
Total Germany		1,518,415
Hong Kong — 4.91%
Communication Services — 4.91%
China Mobile Ltd. - ADR	125,000	4,708,750
Total Hong Kong		4,708,750
Ireland — 1.99%
Industrials — 1.99%
Ryanair Holdings Plc-Sp - ADR(a)	36,000	1,911,240
Total Ireland		1,911,240
Israel — 6.52%
Information Technology — 6.52%
Ituran Location and Control Ltd.	140,000	1,989,400
Silicom Ltd.(a)	158,000	4,266,000
Total Israel		6,255,400
Japan — 3.08%
Consumer Discretionary — 3.08%
Sony Corporation - ADR	50,000	2,959,000
Total Japan		2,959,000
Russia — 9.47%
Financials — 9.47%
Moscow Exchange MICEX-RTS PJSC	3,870,500	4,791,699
Sberbank of Russia PJSC - ADR	219,024	2,058,826
Sberbank of Russia PJSC - ADR	236,340	2,252,320
Total Russia		9,102,845

See accompanying notes which are an integral part of these financial statements.

16

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) continued March 31, 2020
Common Stocks — 89.71% — continued	Shares	Fair Value
South Korea — 11.30%
Communication Services — 3.81%
SK Telecom Company Ltd. - ADR	225,000	$3,660,750
Consumer Discretionary — 2.39%
Hyundai Home Shopping Network Corporation	48,358	2,289,939
Information Technology — 5.10%
Samsung Electronics Company Ltd.	125,000	4,898,501
Total South Korea		10,849,190
United Kingdom — 2.08%
Health Care — 2.08%
Urovant Sciences Ltd.(a)	216,700	1,997,974
Total United Kingdom		1,997,974
United States — 38.16%
Communication Services — 2.42%
Alphabet, Inc., Class A(a)	2,000	2,323,900
Financials — 9.81%
Air Lease Corporation	170,000	3,763,800
Annaly Capital Management, Inc.	525,000	2,661,750
Evercore, Inc., Class A	65,000	2,993,900
		9,419,450
Health Care — 3.91%
Heron Therapeutics, Inc.(a)	320,000	3,756,800
Industrials — 7.84%
Hudson Technologies, Inc.(a)	760,000	524,172
Spirit Airlines, Inc.(a)	300,000	3,867,000
Titan International, Inc.	310,000	480,500
TPI Composites, Inc.(a)	180,000	2,660,400
		7,532,072
Materials — 4.23%
Mosaic Company (The)	375,000	4,057,500
Pharmaceuticals — 7.11%
Ardelyx, Inc.(a)	1,200,000	6,822,000
Real Estate — 2.84%
Jones Lang LaSalle, Inc.	27,000	2,726,460
Total United States		36,638,182
Virgin Islands British — 1.18%
Consumer Discretionary — 1.18%
Despegar.com Corporation(a)	200,000	1,134,000
Total Virgin Islands British		1,134,000
TOTAL COMMON STOCKS
(Cost $114,552,986)		86,139,674

See accompanying notes which are an integral part of these financial statements.

17

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) continued March 31, 2020
Closed-End Funds — 7.52%	Shares	Fair Value
Sprott Physical Gold Trust (Canada)(a)	550,000	$7,216,000

TOTAL CLOSED-END FUNDS
(Cost $5,201,963)		7,216,000

Exchange-Traded Funds — 0.49%
VanEck Merk Gold Shares(a)	10,000	153,900
Perth Mint Physical Gold ETF	20,000	314,400

TOTAL EXCHANGE-TRADED FUNDS
(Cost $440,825)		468,300

Corporate Bonds — 0.10%	Principal Amount
Calvert Impact Capital, Inc., 1.50%, 2/15/2021(b)	$100,000	100,000

TOTAL CORPORATE BONDS
(Cost $100,004)		100,000

Certificates of Deposit — 2.14%
Community Bank, 1.85%, 10/15/2020(c)	1,054,964	1,054,964
Community Development Bank, 0.35%, 9/8/2020,	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 5/28/2020	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 4/17/2020	250,000	250,000
Spring Bank, 1.00%, 3/29/2021	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $2,054,964)		2,054,964

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date
Call Options Purchased — 0.01%

SPDR S&P 500 ETF Trust	2,000	$51,550,000	$340.00	May 2020	10,000

TOTAL CALL OPTIONS PURCHASED (Cost $457,097)					10,000

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND SCHEDULE OF INVESTMENTS – (Unaudited) continued March 31, 2020
Money Market Funds — 0.58%	Shares	Fair Value
Federated Government Obligations Fund, Institutional Class, 0.33%(d)	553,545	$553,545

TOTAL MONEY MARKET FUNDS
(Cost $553,545)		553,545

Total Investments — 100.55%
(Cost $123,361,384)		96,542,483

Liabilities in Excess of Other Assets — (0.55)%		(528,189)

Net Assets — 100.00%		$96,014,294

(a)	Non-income producing security.
(b)	Illiquid security. The total fair value of these securities as of March 31, 2020 was $100,000, representing 0.10% of net assets.
(c)

Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC Insured.

(d)	Rate disclosed is the seven day effective yield as of March 31, 2020.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND STATEMENT OF ASSETS AND LIABILITIES March 31, 2020 (Unaudited)
Assets
Investments in securities, at fair value (cost $123,361,384)	$96,542,483
Cash	566,460
Receivable for fund shares sold	37,886
Receivable for investments sold	1,082,466
Dividends and interest receivable	338,106
Tax reclaims receivable	47,077
Prepaid expenses	27,684
Total Assets	98,642,162
Liabilities
Payable for fund shares redeemed	1,038,789
Payable for investments purchased	1,480,705
Payable to Adviser, net of waiver	24,414
Payable for Administrative Service Plan fees, Investor Class, net of waiver	32,617
Payable to Administrator	12,877
Payable to trustees	355
Other accrued expenses	38,111
Total Liabilities	2,627,868
Net Assets	$96,014,294
Net Assets consist of:
Paid-in capital	$131,776,140
Accumulated deficit	(35,761,846)
Net Assets	$96,014,294
Net Assets: Investor Class	$35,943,414
Shares outstanding (unlimited number of shares authorized, no par value)	3,968,200
Net asset value, offering and redemption price per share(a)	$9.06
Net Assets: Institutional Class	$60,070,880
Shares outstanding (unlimited number of shares authorized, no par value)	6,598,314
Net asset value, offering and redemption price per share(a)	$9.10

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND STATEMENT OF OPERATIONS For the six months ended March 31, 2020 (Unaudited)
Investment Income
Dividend income (net of foreign taxes withheld of $108,807)	$557,009
Interest income	20,040
Total investment income	577,049

Expenses
Adviser	618,244
Administrative services plan, Investor Class	66,773
Administration	48,257
Custodian	30,953
Registration	25,423
Fund accounting	23,189
Report printing	18,645
Transfer agent	17,899
Audit and tax	10,192
Legal	9,990
Trustee	6,885
Chief Compliance Officer	4,226
Insurance	2,325
Pricing	1,760
Miscellaneous	21,431
Total expenses	906,192
Fees waived by Adviser	(150,992)
Administrative services plan waiver	(16,025)
Net operating expenses	739,175

Net investment loss	(162,126)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(1,769,704)
Foreign currency translations	(48,849)
Futures contracts	(76,408)
Change in unrealized appreciation (depreciation) on:
Investment securities	(32,356,989)
Foreign currency translations	(4,291)
Futures contracts	104,032
Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	(34,152,209)
Net decrease in net assets resulting from operations	$(34,314,335)

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:

Operations
Net investment income (loss)	$(162,126)	$1,425,034
Net realized loss on investment securities, written options, securities sold short, foreign currency translations and futures contracts	(1,894,961)	(131,392)
Change in unrealized depreciation on investment securities, written options, securities sold short, foreign currency translations and futures contracts	(32,257,248)	(2,688,682)
Net decrease in net assets resulting from operations	(34,314,335)	(1,395,040)

Distributions to Shareholders from Earnings:
Investor Class	(1,534,893)	(6,503,371)
Institutional Class	(2,864,466)	(8,550,820)
Total distributions	(4,399,359)	(15,054,191)

Capital Transactions - Investor Class
Proceeds from shares sold	2,746,022	17,002,077
Reinvestment of distributions	1,494,295	6,381,956
Amount paid for shares redeemed	(8,896,456)	(40,301,020)
Proceeds from redemption fees(a)	807	28,036
Total Investor Class	(4,655,332)	(16,888,951)

Capital Transactions - Institutional Class
Proceeds from shares sold	7,730,098	28,559,492
Reinvestment of distributions	2,715,132	8,197,515
Amount paid for shares redeemed	(19,060,194)	(32,029,591)
Proceeds from redemption fees(a)	3,461	7,041
Total Institutional Class	(8,611,503)	4,734,457
Net decrease in net assets resulting from capital transactions	(13,266,835)	(12,154,494)
Total Decrease in Net Assets	(51,980,529)	(28,603,725)

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS – continued
	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Net Assets
Beginning of period	$147,994,823	$176,598,548
End of period	$96,014,294	$147,994,823

Share Transactions - Investor Class
Shares sold	236,689	1,345,615
Shares issued in reinvestment of distributions	116,833	512,195
Shares redeemed	(759,210)	(3,217,057)
Total Investor Class	(405,688)	(1,359,247)

Share Transactions - Institutional Class
Shares sold	626,637	2,262,584
Shares issued in reinvestment of distributions	211,294	654,754
Shares redeemed	(1,648,521)	(2,554,647)
Total Institutional Class	(810,590)	362,691
Net decrease in shares outstanding	(1,216,278)	(996,556)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

23

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of period	$12.51		$13.77
Investment operations:
Net investment income (loss)(a)	(0.03)		0.08
Net realized and unrealized gain (loss) on investments	(3.05)		(0.15)
Total from investment operations	(3.08)		(0.07)
Less distributions to shareholders from:
Net investment income	(0.37)		(0.01)
Net realized gains	—		(1.19)
Total distributions	(0.37)		(1.20)
Paid in capital from redemption fees	—	(b)	0.01
Net asset value, end of period	$9.06		$12.51
Total Return(c)	(25.51	)%(d)	(0.44)%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$35,943		$54,725
Ratio of net expenses to average net assets (e) (f)	1.14	%(g)	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.41	%(g)	1.36%
Ratio of net investment income (loss) to average net assets(e)	(0.33	)%(g)	0.72%
Portfolio turnover rate	53	%(d)	79%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14% for the six months ended March 31, 2020 and 1.14%, 1.14%, 1.14%, 1.14% and 1.20% for the fiscal years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(g)	Annualized.
(h)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

25

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$13.05	$12.22	$11.40	$13.96

0.08	0.15	0.03	(0.01)
0.79	0.85	1.07	(1.15)
0.87	1.00	1.10	(1.16)

(0.09)	(0.17)	—	—
(0.06)	— (b)	(0.28)	(1.40)
(0.15)	(0.17)	(0.28)	(1.40)
— (b)	— (b)	— (b)	—	(b)
$13.77	$13.05	$12.22	$11.40
6.68%	8.37%	9.90%	(8.90)%

$78,955	$86,898	$103,650	$112,447
1.25%	1.27%	1.16%	1.22	%(h)
1.45%	1.48%	1.39%	1.39%
0.64%	1.33%	0.27%	(0.06)%
85%	56%	82%	52%

See accompanying notes which are an integral part of these financial statements.

26

APPLESEED FUND — INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of period	$12.59		$13.86
Investment operations:
Net investment income (loss)(a)	(0.05)		0.14
Net realized and unrealized gain (loss) on investments	(3.05)		(0.18)
Total from investment operations	(3.10)		(0.04)
Less distributions to shareholders from:
Net investment income	(0.39)		(0.04)
Net realized gains	—		(1.19)
Total distributions	(0.39)		(1.23)
Paid in capital from redemption fees	—	(b)	— (b)
Net asset value, end of period	$9.10		$12.59
Total Return(c)	(25.50	)%(d)	(0.28)%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$60,071		$93,269
Ratio of net expenses to average net assets (e) (f)	0.95	%(g)	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.16	%(g)	1.11%
Ratio of net investment income (loss) to average net assets(e)	(0.16	)%(g)	0.95%
Portfolio turnover rate	53	%(d)	79%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95% for the six months ended March 31, 2020 and 0.95%, 0.95%, 0.95%, 0.95% and 0.95% for the fiscal years ended September 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(g)	Annualized.
(h)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

27

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$13.14	$12.31	$11.47	$14.02

0.12	0.18	0.06	0.02
0.77	0.86	1.08	(1.16)
0.89	1.04	1.14	(1.14)

(0.11)	(0.21)	(0.02)	(0.01)
(0.06)	— (b)	(0.28)	(1.40)
(0.17)	(0.21)	(0.30)	(1.41)
— (b)	— (b)	— (b)	—	(b)
$13.86	$13.14	$12.31	$11.47
6.85%	8.59%	10.18%	(8.68)%

$97,643	$91,492	$88,846	$92,607
1.06%	1.08%	0.97%	0.97	%(h)
1.20%	1.23%	1.14%	1.14%
0.86%	1.56%	0.46%	0.18%
85%	56%	82%	52%

See accompanying notes which are an integral part of these financial statements.

28

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS
March 31, 2020 (Unaudited)

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”), formerly Pekin Singer Strauss Asset Management, Inc. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

29

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

30

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Foreign Taxes – The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (“ETFs”) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

31

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from

32

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

33

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

34

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value

35

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number

36

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR
VALUE MEASUREMENTS — continued

of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$86,139,674	$—	$—	$86,139,674
Closed-End Funds	7,216,000	—	—	7,216,000
Exchange-Traded Funds	468,300	—	—	468,300
Corporate Bonds	—	100,000	—	100,000
Certificates of Deposit	—	2,054,964	—	2,054,964
Call Options Purchased	10,000	—	—	10,000
Money Market Funds	553,545	—	—	553,545
Total	$94,387,519	$2,154,964	$—	$96,542,483

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

37

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

Currency Futures Contracts – The Fund may enter into currency futures contracts (long and short) to hedge its foreign currency exposure during the period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2020, and the effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2020.

At March 31, 2020:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Fair Value
Equity Price Risk:
Purchased option contracts	Investments in securities at fair value	$10,000

38

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

For the six months ended March 31, 2020:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Long futures contracts	Change in net realized and unrealized gain (loss) on futures contracts	$(76,408)	$104,032
Equity Price Risk:
Purchased option contracts	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$1,023,557	$(447,097)

The following summarizes the average ending monthly fair value of derivatives outstanding during the six months ended March 31, 2020:

Derivatives	Average Ending Monthly Fair Value/ Notional Value
Purchased option contracts(a)	$143,254
Long futures contracts(b)	2,497,894

(a)	Average based on the five months during the period that had activity.
(b)	Average based on the two months during the period that had activity.

39

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS — continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2020:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statement of Assets and liabilities	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Investments in securities at fair value	$10,000	$—	$10,000	$—	$—	$10,000

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the six months ended March 31, 2020, before the waiver described below, the Adviser earned a fee of $618,244 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation

40

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2021. For the six months ended March 31, 2020, the Adviser waived fees of $150,992. At March 31, 2020, the Adviser was owed $24,414 from the Fund for advisory services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of March 31, 2020 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2020	$127,060
September 30, 2021	244,926
September 30, 2022	260,817
March 31, 2023	150,992

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the six months ended March 31, 2020, the Administrator earned fees of $48,257 for administration services, $23,189 for fund accounting services, $17,899 for transfer agent services, and $4,226 for compliance services. At March 31, 2020, the Fund owed the Administrator $12,877 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman

41

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2021. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange

42

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES — continued

Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the six months ended March 31, 2020, the Investor Class incurred Administrative Services fees of $66,773 ($50,748 after waiver described above). At March 31, 2020, $32,617 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$72,070,815
Sales	$84,415,485

There were no purchases or sales of long-term U.S. government obligations during the six months ended March 31, 2020.

43

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION

At March 31, 2020, the net unrealized appreciation (depreciation) of investments, including securities sold short and written options, for tax purposes was as follows:

Gross unrealized appreciation	$2,539,997
Gross unrealized depreciation	(33,555,211)
Net unrealized depreciation on investments	$(31,015,214)

Tax cost of investments	$127,057,697

The tax character of distributions paid for the fiscal year ended September 30, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$855,220
Long-term capital gains	14,198,971
Total distributions paid	$15,054,191

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,734,484
Accumulated capital and other losses	(2,121,664)
Unrealized appreciation on investments	1,339,028
Total accumulated earnings	$2,951,848

At September 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

44

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	March 31, 2020 (Unaudited)

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure

45

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

46

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Investor Class	Actual	$ 1,000.00	$ 744.90	$ 4.97	1.14%
	Hypothetical (b)	$ 1,000.00	$ 1,019.30	$ 5.75	1.14%
Institutional Class	Actual	$ 1,000.00	$ 745.00	$ 4.14	0.95%
	Hypothetical (b)	$ 1,000.00	$ 1,020.25	$ 4.80	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

47

FACTS	WHAT DOES APPLESEED FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 470-1029

48

Who we are
Who is providing this notice?	Appleseed Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Perkin Hardy Strauss, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

49

[THIS PAGE INTENTIONALLY LEFT BLANK]

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

FCI Bond Fund

Semi-Annual Report

March 31, 2020

Fund Adviser:

Financial Counselors, Inc.
5901 College Boulevard, Suite 110
Overland Park, Kansas 66211
Toll Free (877) 627-8504

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED)

Dear Shareholders:

Market Review

The coronavirus has a clear stranglehold on not only the world’s health organizations, but the world’s economies and capital markets as well. What started as a virus pandemic, has evolved into an economic contagion of unprecedented magnitude. In an effort to flatten the curve, about 97% of the country’s population has been issued a “stay-at-home” order along with the closing of all nonessential businesses. With businesses closing, new claims for unemployment insurance have soared with almost 35 million applicants in just the first six weeks of the orders. That number would have been likely higher had the state-run unemployment offices not been overwhelmed by the influx of applicants.

While estimates range widely, a consensus seems to be forming that the unemployment rate will reach somewhere in the 20-25% range, a level last seen almost a century ago during the Great Depression. Overall GDP is expected to contract anywhere from 15 to 40% during this second calendar quarter of this year. The timing and shape of the recovery are also unknown as they are dependent on the speed at which restrictions can be removed, and the time it takes for “normalized” economic activities to resume. We have seen no forecast that appears particularly insightful in bringing clarity when dealing with the complete opaqueness of this virus.

To add insult to injury, Russia has decided to engage with Saudi Arabia in an all-out oil price war to gain market share by putting the highest cost marginal producers, the U.S. shale industry, out of business. With oil prices already confronting demand destruction of up to 30% due to the lack of airline travel and the “stay at home” orders around the world, Russia decided to ramp-up production to squeeze the shale producers until they are no longer able to stay afloat. Crude oil prices began the year above $60 barrel, declined to about $45 on weak demand, and then plunged in March to just over $20 after the Saudi’s confrontation with Russia was revealed. Despite an April 9th agreement between OPEC, Russia, and the U.S. to cut global production by 9.5 million barrels per day, on April 20th, crude in the nearest to deliver futures contract actually traded at a negative price of $37 as storage containers remain near capacity. It is seemingly unfathomable, but buyers of crude were actually paid to take delivery since there is no available places to store it. A collapse in oil alone is enough to send risk markets into a tailspin, but combined with the virus, it is truly a double black swan event.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED) – (continued)

As investors sold stocks and riskier bonds, proceeds piled into the safest most liquid market on the planet, the U. S. Treasury market. The yield on the 2-year Treasury note was already down from 1.57% at the start of the year to 0.92% at the beginning of March when the acceleration in Covid-19 cases and “shut-down” orders began across the country. The Federal Reserve (the “Fed”) slashed the overnight rate back to the zero bound (0.00-0.25% range) in two emergency meetings on March 3rd and March 16th. By the end of the month, the yield on the 2-year note had dropped to 0.25%, a level last seen in 2013.

Likewise, the 10-year note yield had declined from 1.92% at the start of the year to a historic low of 1.15% at the end of February. Then the rate plunged even more in early March setting new lows along the way. The 10-year Treasury note closed March at 0.67% after reaching an intraday low of 0.31% on March 9th. For the first time in history, Treasury bills had a negative yield. Yes, investors paid for the privilege to loan money to the U.S. government. Once again, the U.S. Treasury debt market illustrated its diversification role by returning 8.20% during the first quarter of 2020, which brought the 12-month return to an exceptional 13.23%. Without longer maturity bonds, intermediate (1-10 year) Treasury notes delivered a 3-month return of 5.25% and a 12-month return of 9.02%.

Credit spreads soared as investors became increasingly concerned that even the highest rated corporate borrowers will struggle to repay loans as revenues contract. On March 23rd, purchasers of investment-grade bonds were requiring about 3.50% more in yield than they were to own Treasury notes. This spread narrowed to about 2.75% by month’s end, but this was still a far cry from about 1.00% in the beginning 2020. Overall with spreads increasing, Investment-grade corporate bonds delivered a negative return (-3.63%) for first quarter of 2020 which brought the 12-month return down to 4.98%. Intermediate investment-grade corporate bonds delivered a 12-month return of just 2.74%, underperforming intermediate Treasury notes by over 6%.

In an attempt to circumvent the economic fallout on the population and on employers, the Federal government, the Treasury, and the Fed have worked together on a dizzying array of actions to thwart further damage as the country is forced to shelter in place. The government has enacted three stimulus packages totaling trillions in economic support and relief. The Fed has embarked on a new round of quantitative easing, but this time the amount of Treasury and mortgage-backed bonds are unlimited. They have also leveraged funds granted through the Treasury Department to support markets that

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED) – (continued)

had become illiquid or stopped functioning altogether. Through 10 distinct programs, and a “no asset left behind” approach, the Fed can now purchase or support almost any security or asset type, with the exception of equities.

It is difficult to determine with confidence how this will ultimately play out, but for the time being, the markets appear to have stabilized and even rebounded somewhat. For instance, even though the secondary investment-grade debt market struggles with liquidity, the primary market has seen record new issuance as investors still appear hungry for yield. Short-term lending facilities seem to have eased concern for most of the repo markets. Investment-grade credit spreads have declined to near 200 basis points.

We have long been proponents of the “lower-for longer” thesis and current events only reinforce our conviction. As such, we continue to recommend full duration positioning. With regard to sectors, high-quality corporate bonds appear attractive at these levels, but we acknowledge that we are in unprecedented times and that further distress could remain ahead and that a balanced approach is warranted more than ever.

Performance

For the six month period ending March 31, 2020, the Fund’s performance was

0.63%, net of fees. This compares to the Bloomberg Barclays U.S. Intermediate Government/Credit Index’s performance of 2.78% for the same period. The major factor detracting from the Fund’s relative performance for the fiscal year was the higher allocation to investment-grade bonds. Intermediate maturity U.S. Treasury notes delivered a return of 5.26% for the six-month period, while corporate bonds in the same maturity range had a return of -2.09%. The differential of 735 basis points was extremely large by historical measures. FCI believes that high-quality corporate bonds will deliver higher returns over market cycles, but acknowledge that returns may lag over shorter periods. As such, we have traditionally maintained a higher allocation to corporate bonds than the benchmark index. The FCI Bond Fund had about 58% of the portfolio allocated to corporate bonds versus about 30% for the benchmark index. This higher allocation detracted slightly more than 2% from the fund’s performance over the period. Fund expenses also detracted from relative performance.

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns* (for the periods ended March 31, 2020)
	Six Months	1 Year	5 Year	10 Year
FCI Bond Fund	0.63%	4.68%	2.15%	2.77%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index®**	2.78%	6.88%	2.76%	3.14%

Total annual operating expenses, as disclosed in the FCI Bond Fund (the “Fund”) prospectus dated January 28, 2020 were 0.90% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes, borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2021. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the expense ratios as of March 31, 2020 can be found in the financial highlights.

INVESTMENT RESULTS – (UNAUDITED) – (continued)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on FCI Bond Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 627-8504.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for periods less than one year are not annualized.

**

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index® (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 627-8504.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (UNAUDITED)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE – (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

FCI BOND FUND
SCHEDULE OF INVESTMENTS

March 31, 2020 – (Unaudited)

CORPORATE BONDS – 57.73%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 50.94%
AbbVie, Inc., 4.25%, 11/14/2028	$500,000	$532,306
Activison Blizzard, Inc., 3.40%, 9/15/2026	400,000	422,664
American International Group, Inc., 4.13%, 2/15/2024	600,000	628,408
American Tower Corporation, 2.90%, 1/15/2030	450,000	436,437
Applied Materials, Inc., 4.30%, 6/15/2021	225,000	231,928
AT&T, Inc., 3.40%, 6/15/2022	800,000	813,781
AT&T, Inc., 4.25%, 3/1/2027	475,000	505,557
AvalonBay Communities, Inc., 2.95%, 9/15/2022	450,000	431,137
Bank of America Corporation, 3.30%, 1/11/2023	1,000,000	1,037,415
Boardwalk Pipelines, L.P., 4.45%, 7/15/2027	500,000	375,722
Bristol-Myers Squibb Company, 3.63%, 5/15/2024(a)	500,000	529,288
Citigroup, Inc., 3.20%, 10/21/2026	700,000	726,505
Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 5.45%, 6/15/2023(a)	400,000	411,575
Discover Financial Services, 5.20%, 4/27/2022	475,000	487,796
Edwards Lifesciences Corporation, 4.30%, 6/15/2028	625,000	682,243
Encana Corporation, 3.90%, 11/15/2021	450,000	308,844
Fifth Third Bank, 2.25%, 6/14/2021	400,000	400,505
General Motors Financial Company, 3.70%, 5/9/2023	500,000	450,320
Huntington Bancshares, Inc., 2.55%, 2/4/2030	500,000	448,099
JPMorgan Chase & Company, 2.70%, 5/18/2023	1,225,000	1,258,831
McDonald’s Corporation, 3.70%, 1/30/2026	98,000	102,715
Microsoft Corporation, 2.40%, 8/8/2026	450,000	478,802
Morgan Stanley, 3.88%, 1/27/2026	700,000	749,442
National Oilwell Varco, Inc., 2.60%, 12/1/2022	128,000	115,699
Raymond James Financial, Inc., 3.63%, 9/15/2026	450,000	455,701
Starbucks Corporation, 3.80%, 8/15/2025	600,000	637,472
Synchrony Financial, 3.75%, 8/15/2021	170,000	170,449
Synchrony Financial, 3.95%, 12/1/2027	330,000	293,893
TJX Companies, Inc. (The), 2.25%, 9/15/2026	200,000	190,880
Union Pacific Corporation, 2.40%, 2/5/2030	350,000	342,207
Verizon Communications, 4.13%, 3/16/2027	600,000	668,530
Visa, Inc., 3.15%, 12/14/2025	450,000	491,233
Walt Disney Company (The), 4.50%, 2/15/2021	800,000	820,493

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020 – (Unaudited)

CORPORATE BONDS – 57.73% – continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 50.94% – continued
Wells Fargo & Company, 3.00%, 4/22/2026	$700,000	$713,785
Wells Fargo Bank NA, 3.55%, 8/14/2023	550,000	576,907
Willis North America, Inc., 3.60%, 5/15/2024	280,000	289,478
Zoetis, Inc., 3.25%, 2/1/2023	485,000	495,139

TOTAL CORPORATE BONDS - DOMESTIC (Cost $18,633,613)		18,712,186

Corporate Bonds - Foreign – 6.79%

Corporate Bonds - Australia – 1.39%
National Australia Bank Ltd., 2.80%, 1/10/2022	500,000	511,107

Corporate Bonds – Canada – 0.69%
Husky Energy, Inc., 4.00%, 4/15/2024	300,000	252,070

Corporate Bonds – Cayman Islands – 1.15%
Alibaba Group Holding Ltd., 3.60%, 11/28/2024	400,000	422,869

Corporate Bonds – Isle Of Man – 0.92%
AngloGold Ashanti Holdings plc, 5.13%, 8/1/2022	350,000	336,322

Corporate Bonds – Luxembourg – 1.22%
Schlumberger Investment, 3.65%, 12/1/2023	450,000	447,818

Corporate Bonds – United Kingdom – 1.42%
Aon plc, 3.88%, 12/15/2025	500,000	522,341

TOTAL CORPORATE BONDS – FOREIGN (Cost $2,538,071)		2,492,527

TOTAL CORPORATE BONDS (Cost $21,171,684)		21,204,713

U.S. TREASURY OBLIGATIONS – 30.29%
United States Treasury Note, 2.63%, 11/15/2020	1,050,000	1,066,714
United States Treasury Note, 1.75%, 7/31/2021	250,000	255,269
United States Treasury Note, 1.38%, 2/15/2023	2,000,000	2,063,633
United States Treasury Note, 2.00%, 2/15/2025	2,550,000	2,748,222
United States Treasury Note, 2.13%, 5/15/2025	2,800,000	3,042,812
United States Treasury Note, 2.25%, 2/15/2027	850,000	948,082
United States Treasury Note, 2.75%, 2/15/2028	300,000	349,805
United States Treasury Note, 1.63%, 8/15/2029	600,000	651,352

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,416,782)		11,125,889

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020 – (Unaudited)

U.S. GOVERNMENT AGENCIES – 4.29%	Principal Amount	Fair Value
Federal Home Loan Mortgage Corporation, 3.50%, 1/1/2048	$167,569	$178,072
Federal National Mortgage Association, 1.50%, 8/10/2021	600,000	602,346
Federal National Mortgage Association, 1.50%, 8/24/2021	795,000	796,124

TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,562,932)		1,576,542

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.27%
Federal Home Loan Mortgage Corporation, Pool #A57160, 5.50%, 2/1/2037	16,735	18,402
Federal National Mortgage Association, Pool #745133, 5.50%, 11/1/2035	22,257	25,252
Federal National Mortgage Association, Pool #832648, 5.00%, 9/1/2035	10,025	11,165
Federal National Mortgage Association, Pool #832949, 5.00%, 9/1/2035	10,061	11,205
Federal National Mortgage Association, Pool #845549, 5.50%, 1/1/2036	30,042	34,388
Federal National Mortgage Association, Pool #878104, 5.50%, 4/1/2036	10,364	11,524
Federal National Mortgage Association, Pool #AB4300, 3.50%, 1/1/2042	230,018	247,235
Federal National Mortgage Association, Pool #AI8577, 3.00%, 8/1/2042	528,789	559,953
Federal National Mortgage Association, Pool #MA0918, 4.00%, 12/1/2041	260,648	282,256

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $1,149,194)		1,201,380

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020 – (Unaudited)

MONEY MARKET FUNDS – 3.84%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Class I, 0.30%(b)	1,409,177	$1,409,177

TOTAL MONEY MARKET FUNDS (Cost $1,409,177)		1,409,177
TOTAL INVESTMENTS – 99.42% (Cost $35,709,769)		36,517,701
Other Assets in Excess of Liabilities – 0.58%		212,209
NET ASSETS – 100.00%		$36,729,910

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as March 31, 2020 was $940,863, representing 2.56% of net assets.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2020.

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 – (Unaudited)

Assets
Investments in securities at fair value (cost $35,709,769)	$36,517,701
Dividends and interest receivable	242,438
Prepaid expenses	7,223
Total Assets	36,767,362
Liabilities
Payable for fund shares redeemed	1,384
Payable to Adviser	9,288
Payable to Administrator	8,351
Payable to trustees	394
Other accrued expenses	18,035
Total Liabilities	37,452
Net Assets	$36,729,910
Net Assets consist of:
Paid-in capital	35,994,507
Accumulated earnings	735,403
Net Assets	$36,729,910
Shares outstanding (unlimited number of shares authorized, no par value)	3,471,363
Net asset value (“NAV”), offering and redemption price per share(a)	$10.58

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
STATEMENT OF OPERATIONS

For the six months ended March 31, 2020 – (Unaudited)

Investment Income
Interest income	$513,019
Dividend income	8,532
Total investment income	521,551
Expenses
Adviser	75,492
Administration	15,001
Fund accounting	14,410
Legal	10,046
Audit and tax preparation	9,250
Trustee	6,924
Transfer agent	6,000
Chief compliance officer	6,000
Pricing	5,820
Registration	4,388
Report printing	3,600
Custodian	2,688
Insurance	1,674
Miscellaneous	7,799
Total expenses	169,092
Fees waived by Adviser	(18,330)
Net operating expenses	150,762
Net investment income	370,789

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	279,612
Net change in unrealized depreciation of investment securities	(371,803)
Net realized and change in unrealized loss on investments	(92,191)
Net increase in net assets resulting from operations	$278,598

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$370,789	$785,253
Net realized gain (loss) on investment securities transactions	279,612	(135,080)
Net change in unrealized appreciation (depreciation) of investment securities	(371,803)	2,113,737
Net increase in net assets resulting from operations	278,598	2,763,910
Distributions to Shareholders From:
Earnings	(375,169)	(784,333)
Total distributions	(375,169)	(784,333)
Capital Transactions
Proceeds from shares sold	1,266,146	3,061,310
Reinvestment of distributions	14,916	34,084
Amount paid for shares redeemed	(1,798,061)	(3,732,979)
Net decrease in net assets resulting from capital transactions	(516,999)	(637,585)
Total Increase (Decrease) in Net Assets	(613,570)	1,341,992
Net Assets
Beginning of period	37,343,480	36,001,488
End of period	$36,729,910	$37,343,480
Share Transactions
Shares sold	119,194	295,457
Shares issued in reinvestment of distributions	1,408	3,305
Shares redeemed	(167,185)	(362,385)
Net decrease in shares outstanding	(46,583)	(63,623)

See accompanying notes which are an integral part of these financial statements.

FCI BOND FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Selected Per Share Data:
Net asset value, beginning of period	$10.62		$10.05	$10.38	$10.58	$10.39	$10.42
Investment operations:
Net investment income	0.11		0.22	0.21	0.20	0.20	0.20
Net realized and unrealized gain (loss)	(0.04)		0.57	(0.33)	(0.20)	0.19	(0.03)
Total from investment operations	0.07		0.79	(0.12)	—	0.39	0.17
Less distributions to shareholders from:
Net investment income	(0.11)		(0.22)	(0.21)	(0.20)	(0.20)	(0.20)
Total distributions	(0.11)		(0.22)	(0.21)	(0.20)	(0.20)	(0.20)
Paid in capital from redemption fees	—		—	—	— (a)	—	—
Net asset value, end of period	$10.58		$10.62	$10.05	$10.38	$10.58	$10.39
Total Return(b)	0.63	%(c)	7.98%	(1.16)%	0.04%	3.78%	1.61%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$36,730		$37,343	$36,001	$41,021	$41,458	$44,421
Ratio of net expenses to average net assets	0.80	%(d)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.90	%(d)	0.90%	0.91%	0.88%	0.88%	0.84%
Ratio of net investment income to average net assets	1.97	%(d)	2.16%	2.02%	1.92%	1.84%	1.83%
Portfolio turnover rate	17	%(c)	18%	21%	39%	29%	33%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

14

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020 – (Unaudited)

NOTE 1. ORGANIZATION

FCI Bond Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Fund commenced operations on October 4, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

15

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the six months ended March 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

16

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

17

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of

18

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$18,712,186	$—	$18,712,186
Foreign Corporate Bonds	—	2,492,527	—	2,492,527
U.S. Treasury Obligations	—	11,125,889	—	11,125,889
U.S. Government Agencies	—	1,576,542	—	1,576,542
U.S. Government Mortgage Backed Agencies	—	1,201,380	—	1,201,380
Money Market Funds	1,409,177	—	—	1,409,177
Total	$1,409,177	$35,108,524	$—	$36,517,701

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended March 31, 2020, the Adviser earned fees of $75,492, from the Fund. At March 31, 2020, the Adviser was owed $9,288 from the Fund.

19

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

The Adviser has agreed contractually to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2021.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of March 31, 2020, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2020	$15,551
September 30, 2021	39,712
September 30, 2022	34,613
March 31, 2023	18,330

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For six months ended March 31, 2020, the Administrator earned

20

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES –
continued

fees of $15,001 for administration services, $14,410 for fund accounting services, $6,000 for transfer agent services, and $6,000 for compliance services. At March 31, 2020, the Fund owed the Administrator $8,351 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

21

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$3,505,420
Other	2,645,797
Sales
U.S. Government Obligations	$4,540,620
Other	2,958,163

NOTE 6. FEDERAL TAX INFORMATION

At March 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,394,249
Gross unrealized depreciation	(586,317)
Net unrealized appreciation/(depreciation) on investments	$807,932
Tax cost of investments	$35,709,769

The tax character of distributions paid for the fiscal year ended September 30, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$784,333
Total distributions paid	$784,333

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

22

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020 – (Unaudited)

NOTE 6. FEDERAL TAX INFORMATION – continued

At September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$42,358
Accumulated capital and other losses	(390,119)
Unrealized appreciation on investments	1,179,735
Total accumulated earnings	$831,974

As of September 30, 2019, the Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $87,352 and $302,767, respectively.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

23

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,006.30	$4.01	0.80%
Hypothetical(b)	$1,000.00	$1,021.00	$4.04	0.80%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

24

INVESTMENT ADVISORY AGREEMENT APPROVAL –
(UNAUDITED)

The FCI Bond Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Financial Counselors, Inc. (“FCI”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on February 20, 2020 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and FCI. At the Trustees’ quarterly meeting held in February 2020, a sub-committee of the Board interviewed certain executives of FCI, including FCI’s Chief Compliance Officer and its Senior Vice President and Co-Chief Investment Officer, Fixed Income. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or FCI (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and FCI for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that FCI provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of FCI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at FCI who provide services to the Fund. The Trustees noted FCI’s focus on accessibility, communication and transparency to the Board and that they have been very impressed with the investment personnel who service the Fund. The Trustees concluded that they continue to be satisfied with the nature, extent, and high quality of investment management services provided by FCI to the Fund.

25

INVESTMENT ADVISORY AGREEMENT APPROVAL –
(UNAUDITED) – (continued)

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended December 31, 2019. The Trustees observed that the Fund’s recent performance was strong, noting it had outperformed its benchmark, the Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index, for the one-year period, but underperformed its benchmark for the three-, five- and ten-year periods. The Trustees also observed that the Fund had underperformed the average return of its Morningstar Intermediate Core Bond Category over the one-, three-, five- and ten-year periods. The Trustees considered FCI’s explanation that the Fund’s underperformance is due to its shorter duration and focus on higher quality credit. They noted that the Fund was not buying “core plus” securities, which limited its performance in good bond markets but also limited its downside in poor bond markets. The Trustees noted that the FCI strategy would not be expected to perform well on a relative basis in the low volatility, low rate fixed income environment that has dominated for most of the last five years.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Fund’s Morningstar Intermediate Core Bond category, which indicated that the Fund’s management fee is equal to the median and slightly lower than the average for that group of funds. The Trustees also considered a profitability analysis prepared by FCI for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, FCI is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparable profitability information from a Management Practice, Inc. survey on the profitability of publicly-held investment advisers to mutual funds. The Trustees also noted that FCI’s expense limitation agreement is in effect through January 31, 2021. The Trustees further noted FCI’s representation that it charges separate accounts managed using its fixed-income strategy a management fee that varies from 0.20% to 0.30%, in comparison to the Fund’s 0.40% gross management fee, which after waiver is approximately 0.30%. In comparing these fees, the Trustees considered the differences between the scale and services provided by FCI to the Fund and those generally provided by FCI to its separate accounts.

The Trustees considered other potential benefits that FCI may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with FCI’s other advisory clients. The Trustees noted FCI’s representation that, while the Fund receives research from firms it uses for fixed income trade execution, there were few trades that generated soft dollar credits in the Fund during the past

26

INVESTMENT ADVISORY AGREEMENT APPROVAL –
(UNAUDITED) – (continued)

year. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of FCI’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of FCI’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which FCI will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and FCI’s level of profitability in managing the Fund, it does not appear that FCI is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

27

FACTS	WHAT DOES FCI BOND FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 627-8504

28

Who we are
Who is providing this notice?	FCI Bond Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Financial Counselors, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

29

PROXY VOTING – (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Financial Counselors, Inc.

5901 College Boulevard, Suite 110

Overland Park, Kansas 66211

DISTRIBUTOR

Ultimus Fund Distributors, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

IRON FUNDS

SEMI-ANNUAL REPORT

March 31, 2020

IRON Strategic Income Fund

Institutional Class	IFUNX
Investor Class	IRNIX

(877) 322-0575
WWW.IRONFUNDS.COM

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (877) 322-0575. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

IRON STRATEGIC INCOME FUND

Shareholder Letter – (Unaudited)

Dear Shareholders,

IRON continues to closely monitor the spread of COVID-19. We have taken steps to help minimize the potential impact of the virus on our employees, customers and operations. Our Business Continuity Plan has been implemented and is applicable to all business lines, our employees and subsidiaries. Our plan augments existing preparedness and recovery planning and outlines tailored and adaptive strategies by which the impact of a pandemic upon the company and its employees may be continuously monitored and mitigated.

The continual delivery of essential financial services is the focus and foundational basis of our strategic planning. We will continue to provide financial services to our customers at the highest service levels achievable under current circumstances, at the direction of public authority and regulatory bodies. As an essential service, we must strike the right balance between continuing to serve the needs of our customers, while supporting public health efforts and ensuring the safety of our employees. We have implemented work-from-home or remote work and other plans based on specific operational requirements for each position. Non-office critical staff who can work from home or remotely without impacting customer service or business continuity are being asked to do so. This allows office critical staff more distance between themselves and others to provide essential financial services to our customers.

What a crazy quarter! The “Great Health Crisis” has surpassed many fallouts from the 2008 Great Financial Crisis and will find a prominent place in historical records. The crux of this story will be what happens next?

As of May 7th , 2020, we have seen some incredible statistics:

●	Over 30 million Americans have lost their jobs, the unemployment rate may top 15%

●	A 34% drop in the US Stock Market – the fastest pace on record (22 days)

●	Investors sold both high-risk assets and high-quality bonds indiscriminately

●	The volatility index, VIX (aka fear gauge of the market) hit a 2008-crisis high of 82.6

●	The entire Treasury curve traded below 1% for the first time

●	Short-term money markets strained as large companies drew down cash

●

Corporate credit including investment-grade spreads widened which led to a historic negative demand shock. Simultaneously, a massive supply shock led to the collapse of oil prices; crude fell to below $3/bl

1

IRON STRATEGIC INCOME FUND

Shareholder Letter – (Unaudited) (continued)

●	The US economy headed for a deep recession

The Government then reacted swiftly with;

Monetary policy from the Fed:

●	Rates cut 150bp to zero

●	Quantatitive Easing – unlimited bond purchases ($ trillions of Treasuries, MBS, IG and select HY)

●	Created several liquidity and loan facilities

●	Eliminated reserve requirements for banks

Fiscal policy from Congress:

Phase I, $8.3 billion, Phase 2, $105 billion, Phase 3 CARES Act, $2.3 trillion, Phase 3.5, $480 billion. A total 10-12% of GDP!

Social distancing has been a weapon against the virus, and many therapeutic drugs and vaccines are in the development phase. However, until a vaccine is approved for public use, it seems Americans will move forward living their lives in the new normal world of face coverings and a pocket full of hand sanitizer.

The Iron Strategic Income Fund

The Iron Strategic Income Fund’s (“Fund”) Institutional Class shares returned -9.58% for the quarter ending March 31, 2020, compared to its benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”) return of -8.98%. During the same period, the Investor Class shares returned -9.59%. The Fund’s exposure to below investment grade fixed income and U.S. Treasuries was the main contributor to the Fund’s underperformance for the quarter. The Fund underperformed its benchmark for the 6-month period covered by the semi-annual report. The Fund was well positioned at the beginning and throughout the market mayhem of March. The Fund adjusted swiftly to the ‘Great Health Crisis’ by reducing HY credit exposure, raising cash and maintaining a Treasury position, as market participants rushed to safe havens. For the 6-month period covered by the semi-annual report, the average daily percent weight was 6.50% in money market funds. The period end of March 31st 2020, the Fund held 38% in money market funds, due to atypical market turmoil. During times of heightened volatility, we have felt money market funds provide the safest, highest yielding, most liquid product for the Fund.

This mix of Treasuries and corporate bonds helped limit the Fund’s drop in value from the peak (Febuary 21st) to trough (March 24th) to -13.16%. Our ongoing research has shown that a mixture of Treasuries and High Yield Corporate bonds

2

IRON STRATEGIC INCOME FUND

Shareholder Letter – (Unaudited) (continued)

has behaved favorably during both economic expansions and contractions. As the current contraction plays out the Fund we believe the Fund will be well positioned by dynamically adjusting the weights of these assets. While not a benchmark, the SPDR High Yield Bond ETF, returned -19.74% over the same period.

From a security management standpoint, we have continued to lower the Fund’s expense ratio, by reducing acquired fund fees (using cash instruments in lieu of ETFs or Mutual Funds) where possible. In the current environment of uncertainty, we believe that the default rate for corporate bonds is likely to spike to levels not seen since the 2008 financial meltdown. Therefore, we believe keeping up with corporate filings in order to assess company balance sheets will be critical in choosing corporate bonds for investments for the foreseeable future.

Our goal continues to be to manage the Fund to produce the best possible risk-adjusted return over long-term market cycles.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

3

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited)

Average Annual Total Returns (a) as of March 31, 2020
	Six Months	One Year	Five Year	Ten Year	Since Inception (10/11/06)	Since Inception (2/2/09)
IRON Strategic Income Fund
Institutional Class	-8.41%	-6.90%	-0.27%	2.04%	4.14%	N/A
Investor Class	-8.51%	-7.09%	-0.60%	1.68%	N/A	4.28%
Credit Suisse Hedge Fund Index(b)	-6.76%	-4.32%	0.24%	2.96%	3.43%	4.41%

Expense Ratios (c)
Institutional Class	Investor Class
1.25%	1.60%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Strategic Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.

(b)

The Credit Suisse Hedge Fund Index (the “Index”) is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of January 31, 2009 for the Investor Class. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.14% for each share class, are from the Fund’s prospectus dated January 28, 2020. Additional information pertaining to the Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 322-0575.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

IRON STRATEGIC INCOME FUND

Fund Holdings – (Unaudited)

IRON Strategic Income Fund Holdings as of March 31, 2020(a)

(a)	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Availability of Portfolio Schedules – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

5

IRON STRATEGIC INCOME FUND

Schedule of Investments	March 31, 2020
(Unaudited)

Corporate Bonds – 62.02%	Principal Amount	Fair Value
Communication Services – 8.43%
CenturyLink, Inc., 5.80%, 3/15/2022	$500,000	$508,925
Hughes Satellite Systems Corporation, 7.63%, 6/15/2021	500,000	512,730
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	500,000	463,752
Sprint Corporation, 7.88%, 9/15/2023	500,000	551,918
Sprint Corporation, 7.25%, 9/15/2021	500,000	518,080
T-Mobile USA, Inc., 4.00%, 4/15/2022	500,000	504,989
Townsquare Media, Inc., 6.50%, 4/1/2023 (a)	500,000	484,373
		3,544,767
Consumer Discretionary – 15.03%
Choice Hotels International, Inc., 5.75%, 7/1/2022	500,000	461,250
Hertz Corporation, 7.63%, 6/1/2022 (a)	137,000	111,998
Netflix, Inc., 5.50%, 2/15/2022	500,000	512,500
Pitney Bowes, Inc., 4.13%, 10/1/2021 (b)	500,000	478,375
QVC, Inc., 5.13%, 7/2/2022	500,000	420,027
Service Corporation International, 5.38%, 5/15/2024	500,000	510,000
Signet UK Finance plc, 4.70%, 6/15/2024 (c)	500,000	404,372
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	500,000	501,864
TRI Pointe Group, Inc., 5.88%, 6/15/2024	500,000	468,862
TRI Pointe Group, Inc., 4.88%, 7/1/2021	500,000	468,775
United Continental Holdings, Inc., 6.00%, 12/1/2020	500,000	484,350
William Lyon Homes, Inc., 5.88%, 1/31/2025	500,000	519,998
YUM! Brands, Inc., 3.75%, 11/1/2021	500,000	485,600
YUM! Brands, Inc., 5.00%, 6/1/2024 (a)	500,000	493,128
		6,321,099
Energy – 7.97%
CNX Resources Corporation, 5.88%, 4/15/2022	1,000,000	922,500
Montage Resources Corporation, 8.88%, 7/15/2023	500,000	341,235
Murphy Oil Corporation, 4.45%, 12/1/2022 (b)	500,000	365,665
Newfield Exploration Company, 5.75%, 1/30/2022	500,000	340,805
Oasis Petroleum, Inc., 6.88%, 3/15/2022	500,000	102,500
PBF Logistics, L.P., 6.88%, 5/15/2023	500,000	313,735
SM Energy Company, 6.13%, 11/15/2022	500,000	215,782
Southwest Energy Company, 6.20%, 1/23/2025 (b)	500,000	344,210
WPX Energy, Inc., 6.00%, 1/15/2022	500,000	404,218
		3,350,650

See accompanying notes which are an integral part of these financial statements.

6

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2020
(Unaudited)

Corporate Bonds (continued)	Principal Amount	Fair Value
Financials – 5.68%
Fly Leasing Ltd., 6.38%, 10/15/2021 (b)	$500,000	$480,312
Iron Mountain, Inc., 4.38%, 6/1/2021 (a)	500,000	498,375
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	500,000	463,580
Synovus Financial Corporation, 5.75%, 12/15/2025	1,000,000	948,745
		2,391,012
Health Care – 1.19%
Encompass Health Corporation, 5.13%, 3/15/2023	500,000	501,873

Industrials – 5.46%
Great Lakes Dredge & Dock Corporation, 8.00%, 5/15/2022	500,000	493,592
Meritor, Inc., 6.25%, 2/15/2024	500,000	479,427
Terex Corporation, 5.63%, 2/1/2025 (a)	500,000	471,925
WESCO Distribution, Inc., 5.38%, 12/15/2021	500,000	472,730
XPO Logistics, Inc., 6.50%, 6/15/2022 (a)	375,000	377,940
		2,295,614
Information Technology – 8.39%
Anixter, Inc., 5.13%, 10/1/2021	500,000	501,850
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	500,000	474,372
NCR Corporation, 6.38%, 12/15/2023	500,000	496,873
Symantec Corporation, 4.20%, 9/15/2020	500,000	497,246
Symantec Corporation, 5.00%, 4/15/2025 (a)	500,000	505,238
Unisys Corporation, 10.75%, 4/15/2022 (a)	1,000,000	1,055,936
		3,531,515
Materials – 6.62%
Chemours Company (The), 6.63%, 5/15/2023	1,000,000	856,255
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	500,000	485,795
Louisiana-Pacific Corporation, 4.88%, 9/15/2024	500,000	435,622
Sealed Air Corporation, 6.50%, 12/1/2020 (a)	500,000	496,850
W.R. Grace & Company, 5.13%, 10/1/2021 (a)	500,000	508,375
		2,782,897

See accompanying notes which are an integral part of these financial statements.

7

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	March 31, 2020
(Unaudited)

Corporate Bonds (continued)	Principal Amount	Fair Value
Real Estate – 3.25%
CoreCivic, Inc., 4.63%, 5/1/2023	$500,000	$458,750
GEO Group, Inc. (The), 5.88%, 1/15/2022	1,000,000	908,436
		1,367,186
TOTAL CORPORATE BONDS (Cost $28,790,663)		26,086,613

Money Market Funds – 37.90%(d)	Shares
Federated Treasury Obligations Fund – Institutional Shares, 0.31%	3,985,908	3,985,908
Fidelity Investments Money Market Treasury Only – Class I, 0.49%	3,985,908	3,985,908
First American Treasury Obligations Fund – Class Z, 0.28%	3,985,907	3,985,907
Wells Fargo Treasury Plus Money Market Fund – Class I, 0.22%	3,985,908	3,985,908
TOTAL MONEY MARKET FUNDS (Cost $15,943,631)		15,943,631
TOTAL INVESTMENTS — 99.92% (Cost $44,734,294)		42,030,244
Other Assets in Excess of Liabilities — 0.08%		34,180
NET ASSETS — 100.00%		$42,064,424

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as March 31, 2020 was $6,433,334, representing 15.29% of net assets.

(b)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at March 31, 2020.
(c)	Foreign corporate bond denominated in U.S. dollars.
(d)	Rate disclosed is the seven day effective yield as of March 31, 2020.

See accompanying notes which are an integral part of these financial statements.

8

IRON STRATEGIC INCOME FUND

Statement of Assets and Liabilities	March 31, 2020
(Unaudited)

Assets
Investments in securities at fair value (cost $44,734,294)	$42,030,244
Dividends and interest receivable	510,484
Prepaid expenses	14,135
Total Assets	42,554,863
Liabilities
Payable for fund shares redeemed	420,761
Payable to Adviser	26,069
Payable for 12b-1 fees, Investor Class	516
Payable for Administrative Services fees, Investor Class	65
Payable to Administrator	14,159
Payable to trustees	354
Other accrued expenses	28,515
Total Liabilities	490,439
Net Assets	$42,064,424

Net Assets consist of:
Paid-in capital	69,580,614
Accumulated deficit	(27,516,190)
Net Assets	$42,064,424
Net Assets: Institutional Class	$41,421,275
Shares outstanding (unlimited number of shares authorized, no par value)	4,524,607
Net asset value and offering price per share(a)	$9.15
Net Assets: Investor Class	$643,149
Shares outstanding (unlimited number of shares authorized, no par value)	69,629
Net asset value and offering price per share(a)	$9.24

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

9

IRON STRATEGIC INCOME FUND

Statement of Operations	For the Six Months Ended March 31, 2020
(Unaudited)

Investment Income
Dividend income	$361,130
Interest income	878,413
Income from securities loaned	529
Total investment income	1,240,072

Expenses
Adviser	173,804
Administration	29,483
Fund accounting	20,948
Registration	20,099
Transfer agent	15,000
Audit and tax preparation	11,500
Legal	10,812
Pricing	9,935
Report printing	6,974
Trustee	6,884
Compliance Services	6,000
Custodian	3,691
Insurance	1,848
12b-1, Investor Class	1,075
Administrative Services Plan, Investor Class	430
Miscellaneous	10,578
Total expenses	329,061
Net investment income	911,011

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities	(2,398,189)
Change in unrealized depreciation on:
Investment securities	(2,821,900)
Net realized and change in unrealized loss on investment securities and futures contracts	(5,220,089)
Net decrease in net assets resulting from operations	$(4,309,078)

See accompanying notes which are an integral part of these financial statements.

10

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$911,011	$2,418,426
Net realized loss on investment securities and futures contracts	(2,398,189)	(690,822)
Change in unrealized appreciation (depreciation) on investment securities	(2,821,900)	275,670
Net increase (decrease) in net assets resulting from operations	(4,309,078)	2,003,274

Distributions to Shareholders from Earnings:
Institutional Class	(898,168)	(2,418,191)
Investor Class	(13,133)	(37,407)
Total distributions	(911,301)	(2,455,598)

Capital Transactions – Institutional Class
Proceeds from shares sold	747,910	1,511,147
Reinvestment of distributions	894,776	2,401,091
Amount paid for shares redeemed	(11,771,745)	(17,683,956)
Proceeds from redemption fees(a)	—	37
Total – Institutional Class	(10,129,059)	(13,771,681)

Capital Transactions – Investor Class
Proceeds from shares sold	125,880	53,076
Reinvestment of distributions	12,716	36,325
Amount paid for shares redeemed	(238,062)	(760,385)
Proceeds from redemption fees(a)	1	18
Total – Investor Class	(99,465)	(670,966)
Net decrease in net assets resulting from capital transactions	(10,228,524)	(14,442,647)
Total decrease in net assets	(15,448,903)	(14,894,971)
Net Assets
Beginning of period	$57,513,327	$72,408,298
End of period	$42,064,424	$57,513,327

See accompanying notes which are an integral part of these financial statements.

11

IRON STRATEGIC INCOME FUND

Statements of Changes in Net Assets (continued)

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Shares Transactions – Institutional Class
Shares sold	73,604	149,015
Shares issued in reinvestment of distributions	91,666	237,158
Shares redeemed	(1,209,491)	(1,737,930)
Total – Institutional Class	(1,044,221)	(1,351,757)
Shares Transactions – Investor Class
Shares sold	12,254	5,165
Shares issued in reinvestment of distributions	1,286	3,568
Shares redeemed	(24,753)	(73,846)
Total – Investor Class	(11,213)	(65,113)
Net decrease in shares outstanding	(1,055,434)	(1,416,870)

(a)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

12

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IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of period	$10.18		$10.24

Investment operations:
Net investment income(a)	0.18		0.41
Net realized and unrealized gain (loss)	(1.03)		(0.06)
Total from investment operations	(0.85)		0.35

Less distributions to shareholders:
From net investment income	(0.18)		(0.41)
From net capital gains	—		—
From return of capital	—		—
Total distributions	(0.18)		(0.41)

Paid in capital from redemption fees	—		— (b)

Net asset value, end of period	$9.15		$10.18

Total Return(c)	(8.41	)%(d)	3.50%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$41,421		$56,683
Ratio of net expenses to average net assets(e)	1.23	%(f)	1.11%
Ratio of net investment income to average net assets(a) (e)	3.42	%(f)	3.83%
Portfolio turnover rate	233	%(d)	216%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each period)

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$10.55	$10.53	$10.46	$11.45

0.31	0.32	0.32	0.34
(0.32)	0.03	0.07	(0.76)
(0.01)	0.35	0.39	(0.42)

(0.30)	(0.32)	(0.32)	(0.30)
—	—	—	(0.27)
—	(0.01)	—	—
(0.30)	(0.33)	(0.32)	(0.57)

— (b)	— (b)	— (b)	— (b)

$10.24	$10.55	$10.53	$10.46

(0.13)%	3.41%	3.85%	(3.75)%

$70,901	$112,300	$135,780	$230,120
1.35%	1.30%	1.28%	1.19%
2.85%	2.93%	3.02%	2.98%
600%	426%	673%	191%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each period)

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019
Selected Per Share Data:
Net asset value, beginning of period	$10.27		$10.33

Investment operations:
Net investment income(a)	0.16		0.40
Net realized and unrealized gain (loss)	(1.03)		(0.09)
Total from investment operations	(0.87)		0.31

Less distributions to shareholders:
From net investment income	(0.16)		(0.37)
From net capital gains	—		—
From return of capital	—		—
Total distributions	(0.16)		(0.37)

Paid in capital from redemption fees	—	(b)	— (b)

Net asset value, end of period	$9.24		$10.27

Total Return(c)	(8.51	)%(d)	3.08%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$643		$830
Ratio of net expenses to average net assets(e)	1.58	%(f)	1.46%
Ratio of net investment income to average net assets(a) (e)	3.06	%(f)	3.46%
Portfolio turnover rate	233	%(d)	216%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each period)

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$10.63	$10.61	$10.54	$11.53

0.29	0.29	0.30	0.31
(0.34)	0.02	0.06	(0.77)
(0.05)	0.31	0.36	(0.46)

(0.25)	(0.28)	(0.29)	(0.26)
—	—	—	(0.27)
—	(0.01)	—	—
(0.25)	(0.29)	(0.29)	(0.53)

— (b)	—	— (b)	— (b)

$10.33	$10.63	$10.61	$10.54

(0.42)%	3.01%	3.54%	(4.08)%

$1,507	$5,318	$8,372	$12,540
1.70%	1.65%	1.63%	1.54%
2.45%	2.59%	2.67%	2.61%
600%	426%	673%	191%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements	March 31, 2020
(Unaudited)

NOTE 1. ORGANIZATION

The IRON Strategic Income Fund (the “Fund”) is a diversified series of the Unified Series Trust (the “Trust”). The Fund commenced operations on October 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is IRON Financial, LLC (the “Adviser”). The investment objective of the Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended March 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the six months ended March 31, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Security loans – Under the terms of the securities lending agreement with U.S. Bank N.A., the Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission, a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the fund may pay only reasonable fees in connection with the loan; and (6) the fund must be able to vote proxies on the securities loaned as deemed appropriate by its adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). Loans must be continuously secured by collateral equal to not less than 102% of the market value, marked-to-market daily, of the securities loaned. As of March 31, 2020, there were no security loans outstanding.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$26,086,613	$—	$26,086,613
Money Market Funds	15,943,631	—	—	15,943,631
Total	$15,943,631	$26,086,613	$—	$42,030,244

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in the Fund, or creating alternative

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – continued

exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

Futures Contracts – The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations. When a contract is closed, a realized gain or loss is reported on the Statement of Operations, equal to the difference between the opening and closing value of the contract.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of the Fund’s average daily net assets. For the six months ended March 31, 2020, the Adviser earned fees of $173,804 from the Fund.

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent services and compliance services, including all regulatory reporting. For the six months ended March 31, 2020, fees paid for administration, transfer agent, fund accounting and compliance services, and the amounts due to the Administrator at March 31, 2020 were as follows:

Administration	$29,483
Fund accounting	20,948
Transfer agent	15,000
Compliance Services	6,000
Payable to Administrator	14,159

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a distribution plan (the “Plan”) for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Fund or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended March 31, 2020, the 12b-1 expenses incurred by the Fund Investor Class were $1,075. The Fund owed $516 for 12b-1 fees as of March 31, 2020.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative services to Investor Class shareholders.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the six months ended March 31, 2020, the Fund Investor class incurred $430 in Administrative Plan Fees. At March 31, 2020 the Fund owed the Adviser $65 for Administrative Services Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the six months ended March 31, 2020, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$48,385,966
Other	63,180,228
Sales
U.S. Government Obligations	$—
Other	130,683,361

NOTE 7. FEDERAL TAX INFORMATION

At March 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$87,465
Gross unrealized depreciation	(3,026,722)
Net unrealized appreciation/(depreciation) on investments	$(2,939,257)
Tax cost of investments	$44,969,501

IRON STRATEGIC INCOME FUND

Notes to the Financial Statements (continued)	March 31, 2020
(Unaudited)

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid for the fiscal year ended September 30, 2019, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$2,455,598
Total distributions paid	$2,455,598

(a) Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$16,929
Accumulated Capital and Other Losses	(22,195,383)
Unrealized Depreciation on Investments	(117,357)
Total Accumulated Deficits	$(22,295,811)

At September 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales.

As of September 30, 2019, the Fund had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $11,212,821 and $10,982,561, respectively.

NOTE 8. COMMITMENT AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

IRON STRATEGIC INCOME FUND

Summary of Fund Expenses – (Unaudited) (continued)

		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$ 915.90	$5.88	1.23%
	Hypothetical(b)	$1,000.00	$ 1,018.86	$6.19	1.23%
Investor Class	Actual	$1,000.00	$ 914.90	$7.56	1.58%
	Hypothetical(b)	$1,000.00	$ 1,017.11	$7.96	1.58%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

FACTS	WHAT DOES IRON STRATEGIC INCOME FUND (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 322-0575

Who we are
Who is providing this notice?	IRON Strategic Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● IRON Financial, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 322-0575 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s / David R. Carson
David R. Carson, President

Date	5/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	5/28/2020

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	5/28/2020